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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                  Form 8-K/A
                                Amendment No. 1



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 6, 2002
               -------------------------------------------------
               (Date of Report: Date of earliest event reported)


                           ALPINE AIR EXPRESS, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


          DELAWARE                 000-27011               33-0619518
---------------------------- -----------------------  --------------------
(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)


                     1177 Alpine Air Way, Provo, Utah 84601
          -------------------------------------------------------------
                    (Address of principal executive office)



Registrant's telephone number, including area code: (801) 373-1508
                                                    --------------

                                NA
     ---------------------------------------------------------------------
        (Former name or former address, if changed since last report)














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         ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Alpine Air Express, Inc., a Delaware corporation has changed its auditors, from Squire & Company, PC to Grant Thornton, LLP effective November 6, 2002. Grant Thornton will commence audit work for the October 31, 2002, year end and entered into an engagement letter with Alpine on November 11, 2002. Although Alpine was pleased with the service provided by Squire & Company, Alpine's Audit Committee decided to change auditors to a larger, national and international firm to better meet Alpine's expanding operations which include several states and the country of Chile. Additionally, the Audit Committee wanted an auditing firm to audit the October 31, 2002, year end financial statements which had not performed extensive consulting work for Alpine in the past.

     Alpine has never had any disagreement with Squire & Company as to any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure in connection with its reports. This includes all time frames Squire & Company has served as Alpine's auditors including the time period covering Alpine's two most recent fiscal years ended October 30, 2001 and 2000, through November 6, 2002.

     Squire & Company had not issued any adverse opinion or disclaimer of opinion, or modified its opinion as to uncertainty, audit scope, or accounting principles.

     Alpine has had no disagreements with Squire & Company, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Squire & Company's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report. Alpine had no disagreements or discussions with Squire & Company on any matters of concern to either party. Additionally, Squire & Company had not expressed concern on Alpine's internal accounting controls or on any matters regarding management. Alpine has authorized Squire & Company and Grant Thornton, LLP to discuss any matters regarding Alpine's financial statements and accounting systems. The change in auditors has been approved by Alpine's Audit Committee and board of directors on November 6, 2002. Alpine has not consulted with Grant Thornton on any particular accounting issues, except for assistance with tax issues relating to commencing business operations in the state of Texas.

     Alpine has requested Squire & Company, and Grant Thornton to review the foregoing disclosure and for Squire & Company to provide a letter addressed to the Securities an Exchange Commission stating whether they agree with the above statements and, if not, stating in what respects they do not agree. Alpine will file Squire & Company's letter as an exhibit to this 8-K within ten days or within two days of receipt of the letter from Squire and Company. Alpine does not anticipate any disagreements with this 8-K by Squire and Company.


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                    ITEM 7.  EXHIBITS

     The following exhibits are included as part of this report:

            SEC
Exhibit     Reference
Number      Number            Title of Document                Location
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16          16.01          Letter from Squire & Co., PC      This filing




                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          Alpine Air Express, Inc.


                                          By: /s/
                                             ----------------------------
Date: November 13, 2002                     Leslie Hill, Chief Financial
                                             Officer/Duly Authorized Officer